                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 27, 2007

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       0-51153                25-1828028
      -------------                       -------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File Number)        Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania    15062
              -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            -------------

      On September 27, 2007, FedFirst Financial Corporation (the "Company"), the holding company for First Federal Savings Bank, announced that the Company's board of directors approved a new program to repurchase up to 147,500 shares of the Company's outstanding common stock, which is approximately 5% of outstanding shares held by persons other than FedFirst Financial Mutual Holding Company. When combined with shares that remain to be repurchased under the existing stock repurchase program, which has been extended, the Company may repurchase up to 179,800 shares of its common stock. For more information, reference is made to the Company's press release dated September 27, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

            (d)   Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release dated September 27, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FEDFIRST FINANCIAL CORPORATION



Date:  September 27, 2007            By: /s/ John G. Robinson
                                         ----------------------------------
                                         John G. Robinson
                                         President and Chief Executive Officer